Exhibit 10.116

Amended Schedule of Properties Mortgaged Under
Sovereign Bank Open-end Mortgage and Security Agreement
Attached as Exhibit 10.125 to the Company's Form 10-K for the Period Ending 12/31/99

Mortgagor	Facility Name	Location	Mortgage Amount	Date of Mortgage
ALS-Clare Bridge, Inc.	Alterra Clare Bridge of East Hempfield	1870 Rohrerstown Road Lancaster, PA 17601	$3,450,000	December, 1997
ALS-Clare Bridge, Inc.	Alterra Clare Bridge of State College	610 W. Whitehall Road State College, PA 16801	$3,450,000	May, 1998
ALS-WovenHearts, Inc.	Alterra Sterling House of Chambersburg	745 Norland Avenue Chambersburg , PA 17201	$3,377,216	May, 1998